UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2006

AMERICAN BAR ASSOCIATION MEMBERS /

STATE STREET COLLECTIVE TRUST

(Exact Name of Registrant as Specified in Its Charter)

New Hampshire	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Trafalgar Square, Suite 449 Nashua, New Hampshire	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 589-4097

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

As described in the Prospectus dated April 18, 2006 (the “Prospectus”) for units of beneficial interest in the American Bar Association Members/State Street Collective Trust (the “Collective Trust”), ABA Retirement Funds (“ARF”), as sponsor of the Program referred to in the Prospectus, and State Street Bank and Trust Company (“State Street Bank”) have entered into an Administrative and Investment Services Agreement effective January 1, 2003, as amended (the “AISA Agreement”), pursuant to which, among other things, State Street Bank is responsible for providing trustee, administrative, marketing, communication and investment services for the Program.

On April 13, 2006, State Street Bank and ARF entered into an amendment to the AISA Agreement pursuant to which State Street Bank and ARF agreed that the schedule of annual trust, management and administration fees payable to State Street Bank be increased, effective August 1, 2006, as follows:

Value of Program Assets	Rate of State Street Bank Trust, Management and Administration Fee
First $1.0 billion	.217%
Next $1.8 billion	.067%
Over $2.8 billion	.029%

State Street Bank and ARF also agreed that, effective on or about August 1, 2006, State Street Bank will be paid a fee for its management of the assets in the Retirement Date Funds described in Item 3.03 of this Current Report on Form 8-K at the annual rate of .10% of the assets of the Retirement Date Funds. Both the revised trust, management and administration fee and the Retirement Date Funds management fee will be computed daily and paid monthly.

State Street Bank and ARF further agreed that project fees relating to the establishment and offering of the telephonic delivery of investment advice by CitiStreet Advisors LLC and the Retirement Date Funds will be added to the program expense fee payable to State Street Bank. These one-time fees in the amount of $75,000 and $400,000, respectively, will be accrued for the period beginning on May 1, 2006 and ending on December 31, 2006 and for the period beginning on August 1, 2006 and ending on December 31, 2006, respectively.

A copy of the amendment to the AISA Agreement is filed as an exhibit hereto.

ITEM 3.03 Material Modification to Rights of Security Holders.

As more fully described in the Prospectus, effective on or about August 1, 2006, the Collective Trust expects to establish five Retirement Date Funds as investment options under the Program. On April 13, 2006, State Street Bank and Trust Company of New Hampshire, as trustee of the Collective Trust, entered into a Fund Declaration for the Retirement Date Funds effective as of August 1, 2006, a copy of which is filed as an exhibit hereto. The description of the investment objectives, strategy, investment guidelines and restrictions and investment advisor for, and risk factors and other information relating to, the Retirement Date Funds set forth on pages 58-63 of the Prospectus is incorporated herein by reference thereto.

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As a result of the change in the trust, management and administration fee described in Item 1.01 of this Current Report on Form 8-K, on April 13, 2006, each of the Fund Declarations of the Collective Trust was amended, effective as of August 1, 2006, to reflect such change. A copy of the amendment to Fund Declarations is filed as an exhibit hereto.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Exhibit
3.17	American Bar Association Members/State Street Collective Trust, Fund Declaration for the Retirement Date Funds, included as Exhibit 3.17 to Registrant’s Form S-1 Registration Statement No. 333-132571 and incorporated herein by reference thereto.

3.18	American Bar Association Members/State Street Collective Trust, Amendment to Fund Declarations effective as of August 1, 2006, included as Exhibit 3.18 to Registrant’s Form S-1 Registration Statement No. 333-132571 and incorporated herein by reference thereto.

10.7.6	Amendment No. 5 dated April 13, 2006 to Administrative and Investment Services Agreement by and between ABA Retirement Funds and State Street Bank and Trust Company, included as Exhibit 10.7.6 to Registrant’s Form S-1 Registration Statement No. 333-132571 and incorporated herein by reference thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

Dated: April 19, 2006	By:	/s/ Beth M. Halberstadt
	Name:	Beth M. Halberstadt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.17	American Bar Association Members/State Street Collective Trust, Fund Declaration for the Retirement Date Funds, included as Exhibit 3.17 to Registrant’s Form S-1 Registration Statement No. 333-132571 and incorporated herein by reference thereto.

3.18	American Bar Association Members/State Street Collective Trust, Amendment to Fund Declarations effective as of August 1, 2006, included as Exhibit 3.18 to Registrant’s Form S-1 Registration Statement No. 333-132571 and incorporated herein by reference thereto.

10.7.6	Amendment No. 5 dated April 13, 2006 to Administrative and Investment Services Agreement by and between ABA Retirement Funds and State Street Bank and Trust Company, included as Exhibit 10.7.6 to Registrant’s Form S-1 Registration Statement No. 333-132571 and incorporated herein by reference thereto.